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                                                                    EXHIBIT 99.1

PROXY

                          THE CONTINUUM COMPANY, INC.

        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS -- MARCH 15, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby makes, constitutes and appoints Ronald C. Carroll, W. Michael Long and John L. Westermann III, and each of them, to be his true and lawful agent and attorney-in-fact, with full power of substitution, to vote all of the shares of Common Stock registered in the undersigned name on the books of The Continuum Company, Inc. (the "Company") at the special meeting of stockholders of the Company to be held on the 15th day of March, 1996, at 10:00 a.m., Austin, Texas time, at the Company's headquarters, 9500 Arboretum Boulevard, Austin, Texas, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and participating, without limiting the foregoing, to vote as follows:


1. / / For    / / Against    / / Abstain    approval of the issuance by the
Company of shares of its Common Stock pursuant to the Agreement and Plan of Merger, as amended, among The Continuum Company, Inc., Continuum Acquisition Corporation and Hogan Systems, Inc.

2. If any other business is presented at the meeting or adjournments thereof, the persons named above will vote in accordance with their judgement on such matters.

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    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

    NOTE: THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO SPECIFICATION IS MADE IT WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1 ABOVE.

                                   Date Signed:
                                                --------------------------------
                                                     (Please fill in date)

                                                --------------------------------
                                                          Signature(s)

                                                --------------------------------
                                                          Signature(s)

                                                       Note: When signing as
                                                       attorney, executor,
                                                       administrator, trustee,
                                                       or guardian, please give
                                                       full title. If more than
                                                       one trustee, all should
                                                       sign. It is important
                                                       that you date your proxy
                                                       in the space provided
                                                       above.

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